UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 28, 2012

RAIT Financial Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2929 Arch St., 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 243-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On November 28, 2012, RAIT CMBS Conduit II, LLC ("RCCII"), a subsidiary of RAIT Financial Trust ("RAIT"), sent a notice (the "Notice") to Barclays Bank PLC ("Barclays") and extended the expiration date of the previously reported master repurchase agreement dated as of November 23, 2011 between RCCII and Barclays to November 20, 2013.

The foregoing description of the Notice does not purport to be complete and is qualified in its entirety by reference to the full text of the Notice which has been filed with this Current Report on Form 8-K as Exhibit 10.1.

The information set forth under Item 5.03 of this report is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 30, 2012, RAIT filed the Articles Supplementary (the "Series E Articles Supplementary") relating to RAIT’s Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share (the "Series E Preferred Shares ") and an Amendment (the "Amendment") to the Articles Supplementary (the "Series D Articles Supplementary") relating to RAIT’s Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share (the "Series D Preferred Shares ") with the Department of Assessments and Taxation of the State of Maryland ("SDAT"). The Series E Articles Supplementary were effective upon filing and made changes to the voting rights of the Series E Preferred Shares from those set forth in the Series E Articles Supplementary attached as an Exhibit to the previously disclosed Series D Articles Supplementary filed with SDAT on October 1, 2012, including, without limitation, increasing the vote required in certain circumstances from a majority to at least two-thirds of the outstanding Series E Preferred Shares in order to comply fully with the rules and policies of the New York Stock Exchange for the future listing of such Series E Preferred Shares. The Amendment was effective upon filing and removed such Exhibit from the Series D Articles Supplementary. The Series E Articles Supplementary and the Amendment were filed to comply with a covenant in the previously disclosed Securities Purchase Agreement dated as of October 1, 2012 among RAIT, its subsidiaries RAIT Partnership, L.P., Taberna Realty Finance Trust and RAIT Asset Holdings IV, LLC, and ARS VI Investor I, LLC.

The foregoing summary description of the Series E Articles Supplementary and the Amendment is qualified in its entirety by reference to the full text of the Series E Articles Supplementary and the Amendment, copies of which are filed herewith as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

December 4, 2012	By:	/s/ James J. Sebra

Name: James J. Sebra
Title: Chief Financial Officer and Treasurer

Top of the Form

Exhibit Index

Exhibit No.	Description

3.1	Articles Supplementary relating to the Series E Cumulative Redeemable Preferred Shares of Beneficial Interest of RAIT Financial Trust dated November 30, 2012.
3.2	Amendment dated November 30, 2012 to the Articles Supplementary relating to the Series D Cumulative Redeemable Preferred Shares of Beneficial Interest of RAIT Financial Trust.
10.1	Notice dated November 28, 2012 from RAIT CMBS Conduit II, LLC to Barclays Bank PLC.